                                                                   Exhibit 10.14

                         EXPERT MASTER HOLDINGS LIMITED
                                  AS "CHARGOR"

                          EASTAR GROUP HOLDINGS LIMITED
                                AS THE "COMPANY"

                            THE HONGKONG AND SHANGHAI

                           BANKING CORPORATION LIMITED

                            AS THE "SECURITY TRUSTEE"

                            THE HONGKONG AND SHANGHAI

                           BANKING CORPORATION LIMITED

                              AS THE "BOND TRUSTEE"

                                       AND

                            THE HONGKONG AND SHANGHAI

                           BANKING CORPORATION LIMITED

                              AS THE "NOTE TRUSTEE"

                    ----------------------------------------

                          FIRST PRIORITY SHARE MORTGAGE
                             IN RESPECT OF SHARES OF
                          EASTAR GROUP HOLDINGS LIMITED

                    ----------------------------------------

                                TABLE OF CONTENTS

CLAUSE                                                                      PAGE

THIS SHARE MORTGAGE is made on 1 December 2006 BETWEEN:

(1)   Expert Master Holdings Limited (the "CHARGOR");

(2)   Eastar Group Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands with company number CT-177618 (the "COMPANY");

(3)   The Hongkong and Shanghai Banking Corporation Limited as security trustee for the Bond Trustee and the Note Trustee (the "SECURITY TRUSTEE" which expression shall include any person for the time being appointed as
      Security Trustee for the purpose of, and in accordance with, the Bonds and the Notes);

(4)   The Hongkong and Shanghai Banking Corporation Limited as trustee for the holders of the Bonds (the "BOND TRUSTEE"); and

(5)   The Hongkong and Shanghai Banking Corporation Limited as trustee for the holders of the Notes (the "NOTE TRUSTEE").

WHEREAS:

(A)   The Chargor has, on or about the date hereof, issued US$20,000,000 6.00 per cent. secured exchangeable bonds due 2009 (the "BONDS") and
      US$15,000,000 11.75 per cent. secured notes due 2007 (the "NOTES").

(B)   The Chargor holds legal and beneficial title to 69.4 per cent. of the entire issued capital of the Company, namely 1,388 fully paid shares each of HK$0.01 par value (the "SHARES").

(C)   As security for the Secured Obligations (as defined below) the Chargor has agreed to charge in favour of the Security Trustee as a first priority fixed charge all legal and beneficial title and interest in and to the
      Shares.

NOW THIS SHARE MORTGAGE WITNESSETH as follows:

1.    INTERPRETATION

1.1   In this Share Mortgage, unless the context otherwise requires, the following words and expressions shall have the following meanings:

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified. Person;

      "BOND ACCOUNT BANK AGREEMENT" means the agreement dated 1 December 2006 between the Chargor and the Bond Trustee;

      "BONDHOLDERS" has the meaning given in the Bond Trust Deed;

                                      - 1 -

      "BOND SUBSCRIPTION AGREEMENT" means the subscription agreement dated 1
      December 2006 relating to the issue and subscription of the Bonds;

      "BOND TRUST DEED" means the trust deed dated 1 December 2006 between the
      Chargor and the Bond Trustee constituting the Bonds;

      "BUSINESS DAY" means any day on which banks in the Cayman Islands, London,
      Hong Kong and New York City are open for business;

      "CHARGED PROPERTY" means all beneficial and legal title in and to the
      Shares and all other shares in the Company from time to time owned by the
      Chargor and all dividends or other distributions, interest and other moneys paid or payable after the date hereof in connection therewith and all benefits, proceeds and interests in respect of or derived from all or any of such Shares (whether by way of redemption, bonus, preference, option, substitution, conversion or otherwise);

      "EVENT OF DEFAULT" means any of the events set out in Condition 11 (Events of Default) of the Bonds and Condition 11 (Events of Default) of the
      Notes;

      "NOTEHOLDERS" has the meaning given in the Note Trust Deed;

      "NOTE ACCOUNT BANK AGREEMENT" means the agreement dated 1 December 2006 between the Chargor and the Note Trustee;

      "NOTE SUBSCRIPTION AGREEMENT" means the subscription agreement dated 1
      December 2006 relating to the issue and subscription of the Notes;

      "NOTE TRUST DEED" means the trust deed dated 1 December 2006 between the
      Chargor and the Note Trustee constituting the Notes;

      "PARTIES" means the parties to this Share Mortgage;

      "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organisation, government or any agency or political subdivision thereof or any other entity;

      "SECURED OBLIGATIONS" means all obligations at any time due, owing or incurred by the Chargor to any Secured Party under any of the Transaction
      Finance Documents, whether present or future, actual or contingent (and whether incurred solely or jointly and whether as principal or surety or in some other capacity);

      "SECURED PARTIES" means the Security Trustee for itself as security trustee and on behalf of the Bond Trustee and the Note Trustee, on behalf of the Bondholders and/or Noteholders, as the case may be;

      "SECURITY" has the meaning specified in Condition 4.1 (Security) of the
      Terms and Conditions of the Notes;

                                      - 2 -

      "SECURITY INTEREST" means any charge, mortgage, pledge, lien, security interest or other encumbrance;

      "SHARE MORTGAGE" means this share mortgage;

      "TRANSACTION FINANCE DOCUMENTS" means the Bonds, the Bond Trust Deed, the
      Notes, the Note Trust Deed, this Share Mortgage, the Bond Account Bank
      Agreement and the Note Account Bank Agreement; and

      "TRANSACTION FINANCE PARTIES" means the Bondholders, the Bond Trustee, the
      Noteholders and the Note Trustee.

1.2   In this Share Mortgage:

      (a)   unless the context otherwise requires or unless otherwise defined, words and expressions defined in the Bond Trust Deed and the Note
            Trust Deed shall have the same meaning when used in this Share
            Mortgage;

      (b)   any reference to the "SECURITY TRUSTEE", the "COMPANY", any
            "TRANSACTION FINANCE PARTY" or the "CHARGOR" shall be construed so as to include its or their (and any subsequent) successors and any permitted transferees or permitted assigns in accordance with their respective interests;

      (c)   references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are re-enactments
            (whether with or without modification);

      (d)   references to clauses, recitals and schedules are references to clauses hereof, recitals hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

      (e)   references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine or neuter and vice versa;

      (f)   references to persons shall include companies, partnerships, associations and bodies of persons, whether incorporated or unincorporated;

      (g)   references to assets include property, rights and assets of every description; and

      (h)   references to any document are to be construed as references to such document as amended or supplemented from time to time.

2.    CHARGOR'S REPRESENTATIONS AND WARRANTIES

      The Chargor makes the representations and warranties set out in this
      Clause 2 to the Security Trustee (for and on behalf of the Transaction
      Finance Parties) and acknowledges that the

                                      - 3 -

      Transaction Finance Parties have entered into the Transaction Finance
      Documents to which-they are a party in reliance upon those representations and warranties that:

      (a)   it is the sole and absolute legal and beneficial owner of all of the
            Charged Property free from any Security Interest (other than that created by this Share Mortgage) and any options or rights of pre-emption;

      (b)   it has full power and authority (i) to be the legal and beneficial owner of the Charged Property (in relation to the Chargor), (ii) to execute and deliver this Share Mortgage" and (iii) to comply with the provisions of, and perform all its obligations under, this Share
            Mortgage;

      (c)   this Share Mortgage constitutes its legal, valid and binding obligations enforceable against it in accordance with the terms of the Share Mortgage;

      (d)   the execution, performance of its obligations and liabilities under this Share Mortgage will not:

            (i)   contravene any law or regulation or any order of any
                  governmental or other official authority, body or agency or any judgment, order or decree of any court having jurisdiction over it and which is in force as at the date on which any
                  representation or warranty under this paragraph (d) is made and/or deemed to be made; or

            (ii)  conflict with, or result in any breach of any of the terms of, or constitute a default under, any material agreement or other instrument to which it is a party or any licence or other
                  authorisation to which it is subject or by which it or any of its property is bound in any material respect;

            (iii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other
                  instrument to which it is a party or any licence or other
                  authorisation to which it is subject or by which it or any of its property is bound in any way that might result in any
                  liability on the part of any Transaction Finance Party; or

            (iv)  contravene or conflict with any provision of its Memorandum and Articles of Association;

      (e)   it is able to pay its debts as they fall due and it has not taken any action nor have any steps been taken or legal proceedings been started or threatened in writing against it for (i) winding up, dissolution or reorganisation, (ii) the enforcement of any Security
            Interest over its assets, or (iii) the appointment of a liquidator, receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its assets;

      (f)   it is not in breach (nor would be in breach with the giving of notice, passing of time, or satisfaction of any other condition) or in default under any deed, instrument or any agreement to which it is a party or which is binding on it or any of its assets which

                                      - 4 -

            breach or default could reasonably be expected to have a material adverse effect on the Chargor and its subsidiaries taken as a whole;

      (g)   no investigation, litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency have (to the best of its knowledge and belief) been started or threatened, or are pending, against it;

      (h)   it has taken all corporate and other action required to approve its execution, delivery and performance of this Share Mortgage;

      (i)   this Share Mortgage is effective to create a valid and enforceable first priority fixed charge upon the Charged Property in favour of the Security Trustee ranking in priority to the interests of any liquidator (or similar officer) or creditor of the Chargor;

      (j)   in any proceedings taken in its jurisdiction of incorporation and/or the Cayman Islands in relation to this Share Mortgage, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process;

      (k)   its execution of this Share Mortgage constitutes, and the
            performance of its obligations hereunder will constitute, private and commercial acts done and performed for private and commercial purposes;

      (l)   it has not sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, the benefit of all or any of its rights, title and interest in the Charged Property or any part thereof (except, for the avoidance of doubt, any dividend, interest or other money that has been released from the charge hereunder pursuant to Clause 4.1(b));

      (m)   the Shares are fully paid and there are no moneys or liabilities payable or outstanding in respect of thereof;

      (n)   the constitutional documents of the Company contain all the material terms of any and all agreements and arrangements between any or all of the holders of any equity interest in the Company, with respect to the affairs of the Company. None of the holders of any shares of or equity interests in the Company, or any of their respective
            Affiliates, has entered into any other binding arrangement or understanding with respect to any of the shares of and/or equity interests in the Company;

      (o)   the constitutional documents of the Company are in full force and effect and have not been (A) terminated, rescinded or cancelled; or
            (B) amended, varied, supplemented (from the form delivered to the
            Subscribers under Schedule 1 (Conditions precedent) to each of the
            Note Subscription Agreement and the Bond Subscription Agreement) in
            any material respect except with the prior written consent of the
            Bond Trustee and the Note Trustee;

      (p)   all licences, consents, exemptions, clearance filings, registration, payments of taxes, notarisation and authorisations as are or may be necessary for the proper conduct of its business, trade, and ordinary activities for the performance and discharge of its

                                      - 5 -

            obligations and liabilities under this Share Mortgage and which are required in connection with the execution, delivery, validity, enforceability or admissibility in evidence of this Share Mortgage and/or the creation of security over the Charged Property have been obtained and are in full force and effect;

      (q)   under the laws of its jurisdiction of incorporation and/or the
            Cayman Islands in force at the date hereof, it is not necessary, or advisable, that this Share Mortgage be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to this
            Share Mortgage except that stamp duty will be payable in the Cayman
            Islands if an original of this Share Mortgage is brought into the
            Cayman Islands; and

      (r)   no restrictions exist in relation to the voting rights associated with any of the Shares.

      The representations and warranties above shall be deemed to be repeated
      (with reference to the facts and circumstances then subsisting) on each date falling on or before the Closing Date.

3.    SECURITY

3.1   In consideration of, amongst other things, the execution by the Bond
      Trustee and the Note Trustee of the Bond Trust Deed and Note Trust Deed,
      respectively and as a continuing security for the full and punctual payment and discharge of all of the Secured Obligations, the Chargor as legal and beneficial owner hereby charges to the Security Trustee by way of a first fixed charge to the Security Trustee as trustee for the Secured
      Parties, all of the legal and beneficial right, title and interest in and to the Charged Property including all benefits, present and future, actual and contingent accruing in respect of the Charged Property.

3.2   The Chargor and the Company hereby irrevocably:

      (a)   agrees to the creation of security by the Chargor over the Charged
            Property under or pursuant to this Share Mortgage;

      (b)   waives any and all rights that it may otherwise have to object to, the creation of security by the Chargor over the Charged Property
            (or any part thereof) under or pursuant to this Share Mortgage, any enforcement of such security in accordance with the terms of this
            Share Mortgage and/or any transfer of all or any part of the Charged
            Property of the Chargor pursuant to the provisions of this Share
            Mortgage or any exercise by the Security Trustee of any of its rights, powers or remedies hereunder; and

      (c)   waives any pre-emption rights and any other rights that it may otherwise have to require all or any part of the Charged Property to be transferred to it or to its order, by reason of or with respect to the creation of security by such Chargor over the Charged
            Property (or any part thereof) under or pursuant to this Share
            Mortgage, any enforcement of such security in accordance with the terms of this Share Mortgage and/or any transfer of all or any part of the Charged Property pursuant to the provisions of this Share
            Mortgage or any exercise by the Security Trustee of any of its rights, powers or remedies hereunder.

                                      - 6 -

3.3   The Chargor hereby agrees that promptly upon execution of this Share
      Mortgage to deliver, or cause to be delivered, to the Security Trustee:

      (a)   its corporate documents required to authorise the execution of this
            Share Mortgage;

      (b)   a duly executed undated share transfer certificate in respect of the
            Shares in favour of the Security Trustee or its nominees in substantially the form set out in Schedule 1 to this Share Mortgage which by the shareholders letter of authority referred to in Clause
            3.3(d) below the Security Trustee will be entitled to date following the occurrence of an Event of Default;

      (c)   all share certificates (if any) representing the Shares and a certified copy of the register of members of the Company;

      (d)   a duly executed and dated shareholders letter of authority in the form of Schedule 2 to this Share Mortgage and an irrevocable power of attorney in the form annexed thereto which in accordance with its terms shall be exercisable following the occurrence of an Event of Default;

      (e)   an executed power of attorney made in respect of the Shares in favour of the Security Trustee in respect of all written resolutions of the Company in the form set out in Schedule 3 to this Share
            Mortgage;

      (f)   executed but undated letters of resignation and release together with letters of authority to date the same following the occurrence of an Event of Default from each of the directors, alternate directors and officers of the Company appointed by the Chargor in the forms set out in Parts I and II of Schedule 4 to this Share
            Mortgage; and

      (g)   an undertaking from the Company to register transfers of the Shares to the Security Trustee or its nominee in substantially the form set out in Schedule 5 to this Share Mortgage.

3.4   The Chargor will procure that there shall be no increase or reduction in the authorised or issued share capital of the Company except as expressly permitted under the Bonds, the Bond Trust Deed, the Notes and the Note
      Trust Deed.

3.5   The Chargor undertakes that it will deliver, or cause to be delivered, to the Security Trustee immediately upon (subject to Clause 3.4) the acquisition, accrual, offer or issue of any further Shares, the items listed in Clauses 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f) and
      3.3(g) in respect of all such further Shares.

3.6   The Chargor undertakes that it will deliver or cause to be delivered to the Security Trustee immediately upon the appointment of a new director, new alternate director or new officer of the Company the items listed in
      Clause 3.3(f) with respect to the newly appointed director, alternate director or officer.

3.7   The Chargor undertakes that, prior to or immediately upon any director who has signed any undertaking referred to in Clause 3.3(g) ceasing to be a director of the Company, it will deliver

                                      - 7 -

      or cause to be delivered to the Security Trustee or its nominee another such undertaking executed by another director of the Company.

3.8   The Chargor covenants that it will remain the legal and beneficial owner of the Charged Property (subject only to the Security Interests hereby created) and that it will not:

      (a)   create or suffer the creation of (i) any Security Interests (other than those created by this Share Mortgage) on or in respect of the whole of any part of the Charged Property or any of its interest therein; or (ii) any restriction on the ability to transfer or realise all or any part of the Charged Property (except, for the avoidance of doubt, any dividend, interest or other money that has been released from the charge hereunder pursuant to Clause 4.1(b));
            or

      (b)   sell, assign, lend, dispose of, transfer or otherwise deal with any of its interest in the Charged Property in any such case, without the prior consent in writing of the Security Trustee.

3.9   Without prejudice to Clause 3.8, the Chargor shall:

      (a)   ensure that at all times the Charged Property is free from any restriction on transfer and that it shall procure that Memorandum and Articles of Association of the Company will not contain any restrictions on transfer which may restrict the ability of the
            Security Trustee or any of its nominees to transfer or realise all or any part of the Charged Property or restrict a transfer of all or any part of the Charged Property to the Security Trustee or any of
            its nominees or purchasers; and

      (b)   ensure that no restrictions exist in relation to the voting rights associated with any of the Charged Property.

3.10  The Chargor shall remain liable to perform all the obligations assumed by it in relation to the Charged Property and the Security Trustee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Chargor to perform its obligations in respect thereof.

3.11  The Chargor shall obtain, comply with the terms of and do all that is necessary to maintain in full force, and effect all authorisations required in or by the laws of its jurisdiction of incorporation and/or the
      Cayman Islands to enable it lawfully to enter into and perform its obligations under this Share Mortgage and/or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation and/or the Cayman Islands of this Share Mortgage.

3.12  The Chargor shall ensure that at all times this Share Mortgage (and the claims of the Transaction Finance Parties against it hereunder) shall have the priority which this Share Mortgage is expressed to have.

3.13  The Chargor agrees that no amendment or variation shall be made to the
      Memorandum and Articles of Association of the Company except (a) with the prior written consent of the Security Trustee or (b) as required pursuant to Clause 3.9.

                                      - 8 -

3.14  Subject to Clauses 5.2 and 5.3, upon (i) all Secured Obligations having been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Chargor under or in connection with the Transaction
      Finance Documents have been irrevocably paid in full and (iii) no
      Transaction Finance Party is under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Chargor under any Transaction-Finance Document, the Security
      Trustee shall, at the request (with reasonable notice) and cost of the
      Chargor, release and cancel the security constituted by this Share
      Mortgage, without recourse to, or any representation or warranty by, the
      Security Trustee or any of its nominees.

4.    DEALINGS WITH CHARGED PROPERTY

4.1   Unless and until the occurrence of an Event of Default (as long as an
      Event of Default is continuing):

      (a)   the Chargor shall be entitled to exercise all voting and consensual powers pertaining to the Charged Property or any part thereof
            PROVIDED THAT such Chargor shall not exercise such voting rights in any manner, or otherwise permit or agree to any (i) variation of the rights attaching to or conferred by all or any part of the Charged
            Property (except as required under Clause 3.9 or with the prior written consent of the Security Trustee), or (ii) increase in the issued share capital of the Company, which in the opinion of the
            Security Trustee would prejudice the validity, enforceability or the value of, or the ability of the Security Trustee to realise, the security created by this Share Mortgage or which would cause an
            Event of Default to occur; and

      (b)   the Chargor shall only be entitled to receive and retain any dividends, interest or other moneys or assets accruing on or in respect of the Charged Property or any part thereof released from the charge hereunder to the extent expressly permitted under the
            Bonds, the Bond Trust Deed, the Notes, the Note Trust Deed, the Bond
            Account Bank Agreement and the Note Account Bank Agreement (and if
            the Chargor receives any dividends, interest or other monies arising from the Charged Property which is not expressly permitted under the
            Bonds, the Bond Trust Deed, the Notes, the Note Trust Deed, the Bond
            Account Bank Agreement and the Note Account Bank Agreement, such
            Chargor shall hold the same on trust for the Security Trustee and promptly pay over the same to the Security Trustee).

4.2   The Chargor shall pay all calls, instalments or other payments and shall discharge all other obligations, which may become due in respect of any of the Charged Property and upon and after the occurrence of an Event of
      Default (as long as an Event of Default is continuing) or in the event that the Chargor fails to do so, the Security Trustee may if it thinks fit make such payments or discharge such obligations on behalf of the Chargor.
      Any sums so paid by the Security Trustee in respect thereof on behalf of such Chargor shall be repayable by the Chargor on demand (together with interest thereon, such interest shall be calculated from the due date up to the actual date of payment (after, as well as before, judgment)
      determined in accordance with the provisions of Condition 5.2 (Default interest) of the Terms and Conditions of the Bonds or the Notes , as the
      case may be, as if such reimbursement payment were an Unpaid Sum outstanding from the Chargor thereunder) and pending such repayment shall constitute part of the Secured Obligations.

                                      - 9 -

4.3   The Security Trustee shall not have any duty to ensure that any dividends, interest or other moneys and assets receivable in respect of the Charged
      Property are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Charged Property or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference, or otherwise on or in respect of, any of the Charged Property.

4.4   The Chargor hereby authorises the Security Trustee to arrange at any time and from time to time (prior to or after the occurrence of an Event of
      Default) for the Charged Property (in relation to such Chargor) or any part thereof to be registered in the name of the Security Trustee (or its nominee) thereupon to be held, as so registered, subject to the terms of this Share Mortgage.

5.    PRESERVATION OF SECURITY

5.1   It is hereby agreed and declared that:

      (a)   the security created by this Share Mortgage shall be held by the
            Security Trustee as a continuing security for the payment and discharge of the Secured Obligations and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

      (b)   the Security Trustee shall not be obliged to make any demand of the
            Chargor, to take any action or obtain judgment in any court against the Chargor or to make or file any proof or claim in a liquidation or insolvency of the Chargor or to enforce or seek to enforce any other security in respect of the Secured Obligations before exercising any right, power or remedy under this Share Mortgage;

      (c)   no delay or omission on the part of the Security Trustee in exercising any right, power or remedy under this Share Mortgage shall impair such right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and remedies provided by law and may be exercised from time to time and as often as the Security Trustee may deem expedient; and

      (d)   any waiver by the Security Trustee of any terms of this Share
            Mortgage shall only be effective if given in writing and then only for the purpose and upon the terms for which it is given.

5.2   Any settlement, release or discharge under this Share Mortgage between the
      Security Trustee and the Chargor shall be conditional upon no security or payment to the Security Trustee by the Chargor or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any law, regulation, provision or enactment relating to bankruptcy, insolvency, administration or liquidation for the time being in force or for any other reason and, if such condition is not or becomes not satisfied, the obligations of the Chargor under this Share

                                     - 10 -

      Mortgage and the security hereunder shall continue (as if such settlement, release or discharge had not occurred), and the Security Trustee shall be entitled to recover the security and/or payments hereunder from the
      Chargor as if such settlement, release or discharge had not occurred. If the Security Trustee considers that any amount paid or credited to any
      Transaction Finance Party by or recovered by any Transaction Finance Party from the Chargor is capable of being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws, the liabilities of the Chargor under this Share Mortgage and the security constituted hereby shall continue and such amount shall not be considered to have been irrevocably paid.

5.3   The obligations of the Chargor and the rights of the Security Trustee under this Share Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, in whole or in part, including without limitation, and whether or not known to or discoverable by the Company, the Chargor, the Security
      Trustee or any other person:

      (a)   any time or waiver granted to or composition with the Company, the
            Chargor or any other person;

      (b)   the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against the Company, the Chargor or any other person;

      (c)   any legal limitation, disability, incapacity or other circumstances relating to the Company, the Chargor or any other person;

      (d)   any amendment, variation, or supplement to or waiver under the
            Bonds, the Bond Trust Deed, the Notes or the Note Trust Deed, or any
            other document or security;

      (e)   any amendment, variation, waiver or release of any of the Secured
            Obligations (in relation to any or all of the Chargor);

      (f)   any failure to take or failure to realise the value of any other collateral in respect of the Secured Obligations or any release, discharge, exchange or substitution of any such collateral;

      (g)   the dissolution, liquidation, amalgamation, reconstruction or reorganisation of the Company, the Chargor or any other person;

      (h)   the unenforceability, invalidity or frustration of any obligations of the Company, the Chargor or any other person under the Bonds, the
            Bond Trust Deed, the Notes and the Note Trust Deed or any other document or security; or

      (i)   any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Chargor hereunder.

5.4   Until (i) all Secured Obligations having been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Chargor under or in connection with the Transaction Finance Documents have been irrevocably paid in full and (iii) no Transaction Finance Party is

                                     - 11 -

      under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Chargor under any
      Transaction Finance Document, the Chargor shall act by virtue of any payment made hereunder on account of the Secured Obligations or by virtue of any enforcement by the Security Trustee of its rights under, or the security constituted by, this Share Mortgage or by virtue of any relationship between or transaction involving the Chargor and the Company
      (whether such relationship or transaction shall constitute the Chargor a creditor of the Company, a guarantor of the obligations of the Company or in part subrogated to the rights of others against the Company or otherwise howsoever and whether or not such relationship or transaction shall be related to, or in connection with, the subject matter of this
      Share Mortgage):

      (a)   exercise any rights of subrogation in relation to any rights, security or moneys held or received or receivable by the Security
            Trustee or any person;

      (b)   exercise any right of contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement;

      (c)   exercise any right of set-off or counterclaim against the Company or any such co-surety;

      (d)   receive, claim or have the benefit of any payment, distribution, security or indemnity from the Company or any such co-surety; or

      (e)   unless so directed by the Security Trustee (when the Chargor will prove in accordance with such directions), claim as a creditor of the Company or any such co-surety in competition with the Security
            Trustee.

      The Chargor shall hold in trust for the Security Trustee and forthwith pay or transfer (as appropriate) to the Security Trustee any such payment
      (including an amount to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

5.5   The Chargor shall not accept or permit to subsist any collateral from any other person in respect of any right which the Chargor may have arising out of this Share Mortgage. Notwithstanding the foregoing, if any such collateral shall be accepted or subsisting, the Chargor shall hold any and all rights under such collateral on trust for the Security Trustee.

5.6   Until (i) all Secured Obligations have been irrevocably discharged in full, (ii) all amounts which may be or become payable by any or all of the
      Chargor under or in connection with the Transaction Finance Documents have been irrevocably paid in full and (iii) no Transaction Finance Party is under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Chargor under any
      Transaction Finance Document, the Security Trustee may at any time keep in a separate account or accounts (without liability to pay interest thereon)
      in the name of the Security Trustee for as long as it may think fit, any moneys received recovered or realised under this Share Mortgage or under any other guarantee, security or agreement relating in whole or in part to the Secured Obligations (and whether or not any such Secured Obligations shall have become due) without being under any intermediate obligation to apply the same or any part thereof in or towards the discharge of such amount pending any further application of such moneys (as the Security

                                     - 12 -

      Trustee shall be entitled, but not obliged, to do in its discretion) in accordance with the provisions of Clause 9.

6.    ENFORCEMENT OF SECURITY

6.1   Upon or at any time after the occurrence of an Event of Default (as long as an Event of Default is continuing) or a demand being made for the payment of the Secured Obligations the security hereby constituted shall become immediately enforceable and the rights of enforcement of the
      Security Trustee under this Share Mortgage shall be immediately exercisable upon and at any time thereafter and, without prejudice to the generality of the foregoing the Security Trustee without further notice to the Chargor:

      (a)   may solely and exclusively exercise all voting and/or consensual powers pertaining to the Charged Property or any part thereof and may exercise such powers in a such manner as the Security Trustee may think fit; and/or

      (b)   may receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Charged Property or any part thereof, such dividends, interest or other moneys or assets to be held by the Security Trustee, until applied in the manner described in Clause 9 as additional security charged under and subject to the terms of this Share Mortgage and any such dividends, interest and other moneys or assets received by the Chargor after such time shall be held in trust by such Chargor for the Security Trustee and paid or transferred to the Security Trustee on demand; and/or

      (c)   may sell, transfer, grant options over or otherwise dispose of the
            Charged Property or any part thereof at such place and in such manner and at such price or prices as the Security Trustee may deem fit, and thereupon the Security Trustee shall have the right to deliver, assign and transfer in accordance therewith the Charged
            Property so sold, transferred, granted options over or otherwise disposed of.

6.2   The Security Trustee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Share
      Mortgage or to make any claim or to take any action to collect any moneys assigned by this Share Mortgage or to enforce any rights or benefits assigned to the Security Trustee by this Share Mortgage or to which the
      Security Trustee may at any time be entitled hereunder.

6.3   A certificate in writing by an officer or agent of the Security Trustee that any power of sale or other disposal has arisen and is exercisable shall be conclusive prima facie evidence of that fact, in favour of a purchaser of all or any part of the Charged Property.

6.4   Upon any sale or disposal of the Charged Property or any part thereof by the Security Trustee in accordance with the provisions of this Share
      Mortgage, the purchaser shall not be bound to see or enquire whether the
      Security Trustee's power of sale has become exercisable in the manner provided in this Share Mortgage and the sale shall be deemed to be within the power of the Security Trustee, and the receipt of the Security Trustee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

                                     - 13 -

6.5   In making any sale or disposal of any of the Charged Property or making any acquisition, the Security Trustee may do so for such consideration, in such manner and on such terms as it thinks fit.

6.6   Neither the Security Trustee nor its agents, managers, officers, employees, delegates and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense incurred or arising in connection with the exercise or purported exercise of any rights, powers and discretions hereunder in the absence of gross negligence, or wilful default (in each case as finally judicially determined).

6.7   The Security Trustee shall not by reason of the taking of possession of the whole or any part of the Charged Property or any part thereof be liable to account as mortgagee-in-possession or for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a mortgagee-in-possession might be liable.

7.    FURTHER ASSURANCES

      The Chargor shall execute and do all such assurances, acts and things as the Security Trustee in its absolute discretion may require for:

      (a)   perfecting, protecting or ensuring the priority of the security hereby created (or intended to be created);

      (b)   preserving or protecting any of the rights of the Security Trustee under this Share Mortgage;

      (c)   ensuring that the security constituted by this Share Mortgage and the covenants and obligations of the Chargor under this Share
            Mortgage shall inure to the benefit of any assignee of the Security
            Trustee;

      (d)   facilitating the appropriation or realisation of the Charged
            Property or any part thereof; or

      (e)   the exercise of any power, authority or discretion vested in the
            Security Trustee under this Share Mortgage,

      in any such case, forthwith upon demand by the Security Trustee and at the expense of the Chargor.

7.1   Following execution of this Share Mortgage, the Chargor shall create and, for so long as the Secured Obligations remain outstanding maintain, a register of mortgages, charges and encumbrances (the "Charges Register")
      at its registered office in the British Virgin Islands which contains particulars of this Share Mortgage in a form to the reasonable satisfaction of the Security Trustee.

7.2   Within 7 Business Days of the execution of this Share Mortgage, the
      Chargor shall register the Charges Register containing particulars of this
      Share Mortgage with the Registrar of Corporate Affairs in the British
      Virgin Islands and, immediately upon receipt by the Chargor of the

                                     - 14 -

      Charges Register duly stamped by the Registrar of Corporate Affairs in the
      British Virgin Islands, provide a copy thereof to the Security Trustee.

8.    TRUST FOR THE SECURED PARTIES

8.1   Trust

      8.1.1   The Security Trustee declares that it shall hold the Charged
              Property on trust for the Secured Parties on the terms contained in this Share Mortgage.

      8.1.2   Each of the parties to this Share Mortgage agrees that the
              Security Trustee shall have only those duties, obligations and responsibilities expressly specified in this Share Mortgage (and no others shall be implied).

8.2   No Independent Power

      The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Charged Property or to exercise any rights or powers arising under this Share Mortgage except through the Security
      Trustee.

8.3   Security Trustee's instructions

      The Security Trustee shall:

      8.3.1   unless a contrary indication appears in this Share Mortgage, act in accordance with any reasonable instructions given to it by the
              Bond Trustee and the Note Trustee and shall be entitled to assume that (i) any instructions received by it from the Bond Trustee and the Note Trustee are duly given in accordance with the terms of the Transaction Finance Documents and (ii) unless it has received actual notice of revocation, that those instructions or directions have not been revoked;

      8.3.2   be entitled to request instructions, or clarification of any direction, from the Bond Trustee and the Note Trustee as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers and discretions and the Security
              Trustee may refrain from acting unless and until those
              instructions or clarification are received by it; and

      8.3.3   be entitled to carry out all dealings with the Secured Parties through the Bond Trustee and the Note Trustee and may give to the
              Bond Trustee and the Note Trustee any notice or other
              communication required to be given by the Security Trustee to the
              Secured Parties.

8.4   Security Trustee's actions

      Subject to the provisions of Clause 8.3 (Security Trustee's instructions):

      8.4.1   the Security Trustee may, in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Transaction Finance Documents which in its absolute discretion it considers to be for the protection and benefit of all the Secured Parties; and

                                     - 15 -

      8.4.2   at any time after receipt by the Security Trustee of notice from the Bond Trustee and/or the Note Trustee directing the Security
              Trustee to exercise all or any of its rights, remedies, powers or discretions under any of the Transaction Finance Documents, the
              Security Trustee may, and shall if so directed by the Bond Trustee and/or the Note Trustee, take any action as in its sole discretion it thinks fit to enforce the Secured Obligations.

8.5   Security Trustee's discretions

      The Security Trustee may:

      8.5.1   assume (unless it has received actual notice to the contrary from one of the Bond Trustee and/or the Note Trustee in its capacity as trustee for the Secured Parties) that (i) no Event of Default has occurred and the Chargor is not in breach of or default under its obligations under any of the Transaction Finance Documents and
              (ii) any right, power, authority or discretion vested by any
              Transaction Finance Document in any person has not been exercised;

      8.5.2   if it receives any instructions or directions from the Bond
              Trustee and/or the Note Trustee, assume that all applicable conditions under the Transaction Finance Documents for taking that action have been satisfied;

      8.5.3   engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts (whether obtained by the
              Security Trustee or by any other Secured Party) whose advice or services may at any time seem necessary, expedient or desirable;

      8.5.4   rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party or the
              Chargor, upon a certificate signed by or on behalf of that person;
              and

8.6   Refrain from acting in accordance with the instructions of the Bond
      Trustee or the Note Trustee (including bringing any legal action or proceeding arising out of or in connection with the Transaction Finance
      Documents) until it has received any indemnification and/or security that it may in its absolute discretion require (whether by way of payment in advance or otherwise) for all costs, losses and liabilities which it may incur in bringing any action or proceedings.

8.7   Excluded obligations

      Notwithstanding anything to the contrary expressed or implied in the
      Transaction Finance Documents, the Security Trustee shall not:

      8.7.1   be bound to enquire as to (i) whether or not any Event of Default has occurred or (ii) the performance, default or any breach by the
              Chargor of its obligations under any of the Transaction Finance
              Documents;

      8.7.2   be bound to account to any other party for any sum or the profit element of any sum received by it for its own account;

      8.7.3   be bound to disclose to any other person (including but not limited to any Secured Party) (i) any confidential information or
              (ii) any other information if disclosure would or

                                     - 16 -

              might in its reasonable opinion constitute a breach of any law or be a breach of fiduciary duty;

      8.7.4   be under any obligations other than those which are specifically provided for in the Transaction Finance Documents; or

      8.7.5   have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with, the Chargor.

8.8   Exclusion of Security Trustee's liability

      The Security Trustee shall not accept responsibility or be liable for:

      8.8.1   the adequacy, accuracy and/or completeness of any information
              (whether oral or written) supplied by the Security Trustee or any other person in or in connection with any Transaction Finance
              Document or the transactions contemplated in the Transaction
              Finance Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Finance Document;

      8.8.2   the legality, validity, effectiveness, adequacy or enforceability of any Transaction Finance Document or the Secured Obligations or
              any other agreement, arrangement or document entered into, made or executed in anticipation of, or in connection with any Transaction
              Finance Document, the Charged Property or the Secured Obligations;

      8.8.3   any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Transaction Finance Documents or the Secured Obligations or
              otherwise, whether in accordance with an instruction from the Bond
              Trustee or the Note Trustee or otherwise unless directly caused by its gross negligence or wilful misconduct;

      8.8.4   the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Transaction Finance Documents, the Secured Obligations or any
              other agreement, arrangement or document entered into, made or executed in anticipation of, or in connection with the Transaction
              Finance Documents or the Secured Obligations; or

      8.8.5   any shortfall which arises on the enforcement of the Secured
              Obligations.

8.9   No proceedings

      No Party (other than the Security Trustee) may take any proceedings against any officer, employee or agent of the Security Trustee in respect of any claim it might have against the Security Trustee or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Finance Document or any Secured Obligations
      and any officer, employee or agent of the Security Trustee may rely on this Clause 8.

                                     - 17 -

8.10  No responsibility to perfect security

      The Security Trustee shall not be liable for any failure to:

      8.10.1  require the deposit with it of any deed or document certifying, representing or constituting the title of the Chargor to any of the Charged Property;

      8.10.2  obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Transaction Finance Documents or the
              Secured Obligations;

      8.10.3  register, file or record or otherwise protect any of the Secured
              Obligations (or the priority of any of the Secured Obligations)
              under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Transaction Finance
              Documents or of the Secured Obligations;

      8.10.4  take, or to require the Chargor to take, any steps to perfect its title to any of the Charged Property or to render the Secured
              Obligations effective or to secure the creation of any ancillary
              Security under the laws of any jurisdiction; or

      8.10.5  require any further assurances in relation to this Share Mortgage.

8.11  Insurance by Security Trustee

      8.11.1  The Security Trustee shall not be under any obligation to insure any of the Charged Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Transaction Finance Documents.
              The Security Trustee shall not be responsible for any loss which may be. suffered by any person as a result of the lack of or inadequacy of any such insurance.

      8.11.2  Where the Security Trustee is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Bond Trustee or the Note Trustee shall have requested it to do so in writing and the Security Trustee shall have failed to do so within fourteen days after receipt of that request.

8.12  Custodians and nominees

      The Security Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the
      Security Trustee may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Share Mortgage and the Security Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Share Mortgage or be bound to supervise the proceedings or acts of any person.

8.13  Acceptance of title

                                     - 18 -

      The Security Trustee shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that the Chargor may have to any of the Charged Property and shall not be liable for or bound to require the Chargor to remedy any defect in its right or title.

8.14  Refrain from illegality

      The Security Trustee may retrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction which would or might otherwise render it liable to any person, and the Security Trustee may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

8.15  Business with the Chargor

      The Security Trustee may accept deposits from, lend money to, and generally engage in any kind of banking or other business with the
      Chargor.

8.16  Winding up of trust

      If the Security Trustee, with the approval of each of the Bond Trustee and the Note Trustee, determines that (a) all of the Secured Obligations have been fully and finally discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to the Chargor pursuant to the Transaction Finance Documents, the trusts set out in this
      Agreement shall be wound up and the Security Trustee shall release, without recourse or warranty, all of the Secured Obligations and the rights of the Security Trustee under this Share Mortgage.

8.17  Security Trustee division separate

      8.17.1  In acting as security trustee for the Secured Parties, the
              Security Trustee shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments.

      8.17.2  If information is received by another division or department of the Security Trustee, it may be treated as confidential to that division or department and the Security Trustee shall not be deemed to have notice of it.

9.    APPLICATION OF PROCEEDS

9.1   Order of Application

      All amounts from time to time received or recovered by the Security
      Trustee in connection with the realisation or enforcement of all or any part of the Secured Obligations shall be held by the Security Trustee on trust to apply them at any time the Security Trustee sees fit, to the extent permitted by applicable law (subject to the provisions of this
      Clause 9 (Application of Proceeds)), in the following order of priority:

      9.1.1   in discharging any sums owing to the Security Trustee (in its capacity as such), or any receiver or delegate;

                                     - 19 -

      9.1.2   in discharging any sums owing to the Bond Trustee and the Note
              Trustee (in their, capacity as such);

      9.1.3   in payment to the Bond Trustee and the Note Trustee, on behalf of their respective Bondholders and Noteholders, for application towards the discharge of all sums due and payable by the Chargor under any of the Transaction Finance Documents in the proportions borne by the aggregate of the outstanding amounts of each of their respective Bondholders and Noteholders to the aggregate of outstanding amounts of all of the Bondholders and Noteholders;

      9.1.4   if the Chargor is not under any further actual or contingent liability under any Transaction Finance Document, in payment to any person to whom the Trustee is obliged to pay in priority to the Chargor; and

      9.1.5   the balance, if any, in payment to the Chargor.

9.2   Investment of Proceeds

      Prior to the application of proceeds in accordance with Clause 9.1 (Order of Application) the Security Trustee may, at its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Trustee with a financial institution (including itself) for so long as the Security Trustee shall think fit (the interest being credited to the relevant account) pending the application from time to time of those monies at the Security
      Trustee's discretion in accordance with the provisions of this Clause 9
      (Application of Proceeds).

9.3   Currency Conversion

      9.3.1   For the purpose of, or pending the discharge of, any of the
              Secured Obligations the Security Trustee may convert any moneys received or recovered by the Security Trustee from one currency to another, at the spot rate at which the Security Trustee is able to purchase the currency in which the Secured Obligations are due with the amount received.

      9.3.2   The obligations of the Chargor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

9.4   Permitted Deductions

      The Security Trustee shall be entitled (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Share Mortgage, and to pay all taxes which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties, or by virtue of its capacity as
      Security Trustee under any of the Transaction Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Share Mortgage).

                                     - 20 -

9.5   Discharge of Secured Obligations

      9.5.1   Any payment to be made in respect of the Secured Obligations by the Security Trustee may be made to the Bond Trustee and/or the
              Note Trustee, as the case may be on behalf of the Bondholders and/or the Noteholders, as the case may be, and any payment so made shall be a good discharge to the extent of that payment, to the Security Trustee.

      9.5.2   The Security Trustee is under no obligation to make the payment to the Agents under Clause 2.5.1 above in the same currency as that in which the Bonds and the Notes are denominated.

9.6   Sums received by Chargor

      If the Chargor receives any sum which, pursuant to any of the Transaction
      Finance Documents, should have been paid to the Security Trustee, that sum shall promptly be paid to the Security Trustee for application in accordance with this Clause 9 (Application of Proceeds).

10.   INDEMNITIES

10.1  The Chargor will, indemnify and hold harmless the Security Trustee and each agent or attorney appointed under or pursuant to this Share Mortgage from and against any and all expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Security
      Trustee or such agent or attorney:

      (a)   in the exercise or purported exercise of any rights, powers or discretions vested in them pursuant to this Share Mortgage;

      (b)   in the preservation or enforcement of the Security Trustee's rights under this Share Mortgage or the priority thereof;

      (c)   on the release of any part of the Charged Property from the security created by this Share Mortgage; or

      (d)   arising out of any breach by the Chargor of any term of this Share
            Mortgage,

      and the Security Trustee or such agent or attorney may retain and pay all sums in respect of the same out of money received under the powers conferred by this Share Mortgage. All amounts suffered, incurred or paid by the Security Trustee or such agent or attorney or any of them shall be recoverable on a full indemnity basis provided that nothing in this Clause
      10.1 shall require the Chargor to indemnify and save harmless the Security
      Trustee from and against any expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Security
      Trustee as a result of the Security Trustee's gross negligence or wilful default (in each case as finally judicially determined).

10.2  If, under any applicable law or regulation, and whether pursuant to a judgment being made or registered against the Chargor or the bankruptcy or liquidation of the Chargor or for any other reason any payment under or in connection with this Share Mortgage is made or fails to be satisfied in a currency (the "PAYMENT CURRENCY") other than the currency in which such payment is due under or in connection with this Share Mortgage (the
      "CONTRACTUAL

                                     - 21 -

      CURRENCY"), then to the extent that the amount of such payment actually received by the Security Trustee when converted into the Contractual
      Currency at the rate of exchange, falls short of the amount due under or in connection with this Share Mortgage, the Chargor, as a separate and independent obligation, shall, indemnify and hold harmless the Security
      Trustee against the amount of such shortfall. For the purposes of this
      Clause 10.2, "rate of exchange" means the rate at which the Security
      Trustee is able on or about the date of such payment to purchase, from such source as it may select in its ordinary course of business (acting reasonably) the Contractual Currency with the Payment Currency and shall take into account any premium and other costs of exchange with respect thereto.

11.   SUBSEQUENT INTERESTS AND ACCOUNTS

      If the Security Trustee or any other Transaction Finance Party at any time receives notice of any subsequent mortgage, assignment, charge or other interest affecting all or any part of the Charged Property, all payments made by the Chargor to the Security Trustee or any of the Transaction
      Finance Parties after that time shall be treated as having been credited to a new account of the Chargor and not as having been applied in reduction of the Secured Obligations as at the time when the Security
      Trustee or such other Transaction Finance Party received notice.

12.   POWER OF ATTORNEY

12.1  The Chargor, by way of security and in order more fully to secure the performance of its obligations hereunder pursuant to the Power of Attorney
      Law (1996 Revision), hereby irrevocably appoints the Security Trustee and the persons deriving title under it jointly and also severally to be its attorney to execute and complete in favour of the Security Trustee or its nominees or of any purchaser any documents which the Security Trustee may from time to time require for perfecting its title to or for vesting any of the assets and property hereby charged or assigned in the Security
      Trustee or its nominees or in any purchaser and to give effectual discharges for payments, to take and institute on non-payment (if the
      Security Trustee in its sole discretion so decided) all steps and proceedings in the name of the Chargor or of the Security Trustee for the recovery of such moneys, property and assets hereby charged and to agree accounts and make allowances and give time or other indulgence to any surety or other person liable and otherwise generally for it and in its name and on its behalf and as its act and deed or otherwise execute, seal and deliver and otherwise perfect and do any such legal assignments and other assurances, charges, authorities and documents over the moneys, property and assets hereby charged, and all such deeds, instruments, acts and things (including, without limitation, those referred to in Clause 7)
      which may be required for the full exercise of all or any of the powers conferred or which may be deemed proper on or in connection with any of the purposes aforesaid. Notwithstanding any other provision of this Clause
      12.1, such power shall not be exercisable by or on behalf of the Security
      Trustee as the case may be until an Event of Default has occurred and such
      Event of Default is continuing.

12.2  The power hereby conferred shall be a general power of attorney and the
      Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do pursuant to Clausel2.1. In relation to the power referred to

                                     - 22 -

      herein, the exercise by the Security Trustee of such power shall be conclusive evidence of its right to exercise the same.

13.   EXPENSES

13.1  The Chargor shall pay to the Security Trustee on demand all costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon (together with interest from the date the costs, fees, expenses and/or taxes were incurred to the date of payment calculated in accordance with the provisions of Condition 5.2 (Default interest) of the
      Terms and Conditions of the Bonds or the Notes, as the case may be, as if they were Unpaid Sums thereunder) incurred by the Security Trustee or for which the Security Trustee may become liable in connection with:

      (a)   the preserving or enforcing of, or attempting to preserve or enforce, any of its rights under this Share Mortgage or the priority hereof;

      (b)   any variation of, or amendment or supplement to, any of the terms of this Share Mortgage; and/or

      (c)   any consent or waiver required by the Chargor from the Security
            Trustee in relation to this Share Mortgage,

      and in the case referred to in Clauses 13.1(b) and 13.1(c) provided that such costs, fees and/or expenses are reasonably incurred but regardless of whether any such variation, amendment, supplement, consent or waiver is actually implemented, completed or granted, as the case may be.

13.2  The Chargor shall, pay promptly all stamp, documentary and other like duties and taxes to which this Share Mortgage may be subject or give rise and shall indemnify the Security Trustee on demand against any and all liabilities with respect to or resulting from any delay or omission on the part of the Chargor to pay any such duties or taxes.

14.   NOTICES

14.1  Any communication to be made by a party hereto to another party hereto under or in connection with this Share Mortgage shall be made in writing and, unless otherwise stated, may be made by fax or letter.

14.2  The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party hereto for any communication or document to be made or delivered under or in connection with this Share Mortgage is that identified with its name below, or any substitute address or fax number or department or officer as that party may notify the Security Trustee (or the Security Trustee may notify to the other parties hereto, if a change is made by the Security
      Trustee) by not less than five Business Days' notice.

14.3  Subject to Clause 14.4, any communication or document made or delivered by any party hereto to another, party hereto under or in connection with this
      Share Mortgage will only be effective:

      (a)   if by way of fax, when received in legible form; or

                                     - 23 -

      (b)   if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

      and, if a particular department or officer is specified as part of its address details provided under Clause 14.2, if addressed to that department or officer.

14.4  Any communication or document to be made or delivered to the Security
      Trustee will be effective only when actually received by the Security
      Trustee and then only if it is expressly marked for the attention of the department or officer identified with the Security Trustee's signature below (or any substitute department or officer as the Security Trustee shall specify for that purpose).

14.5  Any notice given under or in connection with this Share Mortgage must be in English.

14.6  All other documents provided under or in connection with this Share
      Mortgage must be:

      (a)   in English; or

      (b)   if not in English, and if so required by the Security Trustee, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

15.   ASSIGNMENTS

15.1  This Share Mortgage shall be binding upon and shall inure to the benefit of the Chargor, the Company and the Security Trustee and each of their respective successors and (subject as hereinafter provided) assigns and references in this Share Mortgage to any of them shall be construed accordingly.

15.2  Neither the Chargor nor the Company may assign or transfer all or any part of its rights and/or obligations under this Share Mortgage,

15.3  The Security Trustee may assign or transfer all or any part of its rights or obligations under this Share Mortgage to any assignee or transferee without the consent of the Chargor or the Company. The Security Trustee shall notify the Chargor promptly following any such assignment or transfer. The Chargor and the Company agrees to any disclosure of any information by the Security Trustee to its successors, assignees and transferees.

16.   MISCELLANEOUS

16.1  The Security Trustee, at any time and from time to time, may delegate by power of attorney or. in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Trustee under this Share Mortgage in relation to the Charged Property or any part thereof. Any such delegation may be made upon such terms and be subject to such regulations as the
      Security Trustee may think fit and provided the Security Trustee has exercised reasonable care in the selection of such person or persons to which any such delegation may be made it shall not be bound to supervise the

                                     - 24 -

      proceedings or acts of and shall not in any way or to any extent be responsible for any liability incurred by reason of the misconduct omission or default on the part of any such person.

16.2  If any clause, condition, covenant or restriction (the "Provision") of this Share Mortgage or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then the Provision shall apply with such deletion or modification as may be necessary to make it valid and effective.

16.3  This Share Mortgage (together with any documents referred to herein)
      constitutes the whole agreement between the Parties relating to its subject matter and no variations hereof shall be effective unless made in writing and signed by each of the Parties.

16.4  The headings in this Share Mortgage are inserted for convenience only and shall not affect the construction of this Share Mortgage.

16.5  This Share Mortgage may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

16.6  All payments to be made by the Chargor under this Share Mortgage shall be made free and clear of and without deduction for or on account of tax unless the Chargor are required to make such payment subject to the deduction or withholding of tax, in which case the sum payable by the
      Chargor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the person on account of whose liability to tax such deduction or withholding has been made receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

16.7  The Company is party to this Share Mortgage for the purpose of Clause 3.2 but the Company shall have no rights under this Share Mortgage or any provision hereof.

16.8  Without prejudice to any other mode of service allowed under any relevant law, the Chargor:

      (a)   irrevocably appoints Codan Trust Company (Cayman) Limited of Cricket
            Square, Hutchins Drive, PO Box 2681, Grand Cayman KY1-1111, Cayman
            Islands as its agent for service of process in relation to any proceedings before the courts of the Cayman Islands in connection with this Share Mortgage; and

      (b)   agrees that failure by a process agent to notify the Chargor of any process will not invalidate the proceedings concerned.

                                     - 25 -

17.   LAW AND JURISDICTION

17.1  GOVERNING LAW

      This Share Mortgage is governed by and shall be construed in accordance with Cayman Islands law.

17.2  CAYMAN ISLAND COURTS

      The courts of the Cayman Islands have jurisdiction to settle any disputes
      (a "DISPUTE") arising out of, or connected with this Share Mortgage
      (including a dispute regarding the existence, validity or termination of this Share Mortgage or the consequences of its nullity) and each of the
      Chargor and the Company irrevocably submits to the jurisdiction of such courts. Each of the Chargor and the Company agrees that the process by which any proceedings in the Cayman Islands are begun may be served on it by being delivered to the Chargor at the address specified in Clause 14 above.

17.3  CONVENIENT FORUM

      The Parties agree that the courts of the Cayman Islands are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

17.4  NON-EXCLUSIVE JURISDICTION

      This Clause 17 (Law and Jurisdiction) is for the benefit of the Security
      Trustee only. As a result and notwithstanding Clause 17.2 (Cayman Island
      Courts), it does not prevent the Security Trustee from taking proceedings relating to a Dispute in any other courts with jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

                                     - 26 -

                                   SCHEDULE 1

                       FORM OF SHARE TRANSFER CERTIFICATE

                  EASTAR GROUP HOLDINGS LIMITED (THE "COMPANY")

                           SHARE TRANSFER CERTIFICATE

We, Expert Master Holdings Limited (the "TRANSFEROR"), for good and valuable consideration received by us from The Hongkong and Shanghai Banking Corporation
Limited (the "TRANSFEREE"), do hereby:

      (1)   transfer to the Transferee 1,388 Shares (the "SHARES") standing in our name in the register of the Company, free of any liens, encumbrances or other restrictions thereon; and

      (2)   consent that our name remains on the register of the Company until such time as the Company enters the Transferee's name in the register of the Company.

And we, the Transferee, do hereby agree to take the Shares subject to the same conditions.

AS WITNESS OUR HANDS

Signed by the Transferor on

the      day of          , 20_____,

in the presence of:

____________________________                        ____________________________

          Witness                                            Transferor

Signed by the Transferee on

the      day of          , 20_____,

in the presence of:

____________________________                        ____________________________

          Witness                                            Transferee

                                     - 27 -

                                   SCHEDULE 2

                        SHAREHOLDERS LETTER OF AUTHORITY

To:   The Security Trustee (as defined in the Share Mortgage), which expression shall include its successors, assigns and transferees

Date: 1 December 2006

Dear Sirs

EASTAR GROUP HOLDINGS LIMITED (the "COMPANY")

We hereby unconditionally and irrevocably authorise you to date, deliver, give full effect to and otherwise complete the share transfer (in respect of our shares in the Company) deposited by us with yourselves pursuant to the Share
Mortgage dated 1 December 2006 (as amended, varied, novated or supplemented from time to time, the "SHARE MORTGAGE") between ourselves and yourselves, following the occurrence of an Event of Default (as defined in the Share Mortgage whether by incorporation by reference or otherwise) and for such purposes we attach a duly executed and dated irrevocable power of attorney in the form as annexed hereto.

Yours faithfully,

EXPERT MASTER HOLDINGS LIMITED

By:

By:   _______________________________

      Name:

      Title:

                                     - 28 -

                               ANNEX TO SCHEDULE 2

                       FORM OF SECURITY POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made the 1st day of December 2006.

BY:           EXPERT MASTER HOLDINGS LIMITED (the "CHARGOR", which expression shall include its successors, assigns and transferees)

WHEREAS       The Chargor has determined to appoint the Attorneys (as defined below) to be the Chargor's attorney-in-fact for the purposes noted
              below.

NOW IT IS AGREED AND DECLARED AS FOLLOWS:

THE CHARGOR HEREBY IRREVOCABLY MAKES, CONSTITUTES AND APPOINTS any officer or agent from time to time of The Hongkong and Shanghai Banking Corporation Limited
(the "ATTORNEYS") to be the true and lawful attorneys-in-fact of the Chargor for and in the name of and on behalf of the Chargor, acting jointly or singly following the occurrence of an Event of Default (as defined in the Share
Mortgage defined below), to do and execute all and any of the acts, things and other matters following, namely:

1.    To approve, amend, complete, date, execute and deliver any share transfer form(s) (the "DOCUMENT") in relation to the share(s) (the "SHARES") held by the Chargor in the capital of Eastar Group Holdings Limited (the
      "CAYMAN ENTITY").

2.    To act as the proxy and attorneys-in-fact of the Chargor to vote the
      Shares at all or any general meetings of shareholders or stockholders of the Cayman Entity and to requisition and convene a meeting or meetings of the shareholders or stockholders of the Cayman Entity.

3.    To approve, amend, complete, date, execute and deliver any other document
      (including any document appointing a substitute Attorney) which the
      Attorneys or any of them shall think necessary, advisable, convenient or otherwise desirable for the purposes of implementing or otherwise giving effect to the transactions contemplated by the Document and/or the matters referred to in paragraph 2 above (such documents being referred to in this
      Power of Attorney as "ANCILLARY DOCUMENTS").

4.    To execute under hand, personal seal or the common seal of the Chargor and deliver on behalf of and in the name of the Chargor the Document and all or any of the Ancillary Documents.

5.    To make any amendments to the Document and any of the Ancillary Documents
      (including any change of parties thereto) as the Attorneys or any of them think necessary, advisable, convenient or otherwise desirable and to approve, amend, complete, date, execute under hand, personal seal or the common seal of the Chargor and deliver any document which effects or otherwise evidences such amendment.

6.    To do any act or other thing which the Attorneys or any of them shall think necessary, advisable, convenient or otherwise desirable in connection with or in relation to the transactions contemplated by the
      Document and / or any of the Ancillary Documents.

                                     - 29 -

7.    To make any payment(s) and accept any payment(s) on behalf of the Chargor which are required to be made or accepted for the purposes of the transactions contemplated by the Documents and / or any of the Ancillary
      Documents

AND IT IS FURTHER AGREED AND DECLARED THAT:

1.    The Chargor hereby ratifies and confirms, and agrees to ratify and confirm, any acts and other things whatsoever that the Attorneys or any of them shall do or purport to do by virtue of this Power of Attorney including (without prejudice to paragraph 3 below) any such acts and things done between the time of revocation of this Power of Attorney and the time of that revocation becoming known to the Attorneys.

2.    The Chargor hereby authorizes and empowers the Attorneys and any of them to acknowledge in the name and as the act and deed of the Chargor this
      Power of Attorney, that this Power of Attorney has been executed as a deed and to register and record this Power of Attorney in any office and/or registry in any country and to procure to be done any and every other act and thing whatsoever which may in any way be necessary, advisable, convenient or otherwise desirable for authenticating and otherwise giving full effect to this Power of Attorney according to the law and usages of any country as fully and effectually as could the Chargor.

3.    This Power of Attorney is irrevocable and shall remain irrevocable and in full force and effect until such time as the Secured Obligations (as that expression is defined in a certain share mortgage (as amended, varied, novated or supplemented from time to time, the "SHARE MORTGAGE") dated 1
      December 2006 between, among others, the Chargor and The Hongkong and
      Shanghai Banking Corporation Limited have been paid, performed and discharged in full and the Share Mortgage has been fully and irrevocably discharged and released by The Hongkong and Shanghai Banking Corporation
      Limited.

4.    This Power of Attorney is coupled with an interest and is given as further security for the due and punctual performance, payment and discharge of the Secured Obligations (as that expression is defined in the Share
      Mortgage).

5.    By the execution of this Power of Attorney, the Chargor undertakes to indemnify, and hereby indemnifies, each of the persons named above as
      Attorneys (and any substitutes or delegates of such Attorneys) of the
      Chargor from and against all actions, proceedings, losses, costs, damages, expenses, claims, demands and other liabilities of any nature whatsoever which any or all of them may suffer or otherwise incur by reason of their acting pursuant to or in reliance on this Power of Attorney.

6.    This Power of Attorney shall be governed by and construed in accordance with the laws of the Cayman Islands.

IN WITNESS WHEREOF the Chargor has executed this Power of Attorney as a deed the day and year first above written.

                                     - 30 -

Executed as a deed by:

EXPERT MASTER HOLDINGS LIMITED                      )

in the presence of:                                 )

                                                    )

____________________________________________________)

Address: ___________________________________________)

____________________________________________________)

Telephone: _________________________________________)

Fax: _______________________________________________)

Attention: _________________________________________)

                                     - 31 -

                                   SCHEDULE 3

                   IRREVOCABLE APPOINTMENT OF ATTORNEY-IN-FACT

Dated: 1 December 2006

We, EXPERT MASTER HOLDINGS LIMITED (INCLUDING OUR SUCCESSORS, ASSIGNS AND
TRANSFEREES), hereby irrevocably appoint any officer or agent from time to time of The Hongkong and Shanghai Banking Corporation Limited as our duly authorised representative and attorney-in-fact to, following the occurrence of an Event of
Default (as defined in a share mortgage dated 1 December 2006 between, among others, ourselves and The Hongkong and Shanghai Banking Corporation Limited, as
the same may be amended, varied, novated or supplemented from time to time), sign resolutions in writing of EASTAR GROUP HOLDINGS LIMITED (the "COMPANY") in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name. This power of attorney is irrevocable by reason of being coupled with the interest of The
Hongkong and Shanghai Banking Corporation Limited as chargee of the aforesaid shares.

IN WITNESS WHEREOF EXPERT MASTER HOLDINGS LIMITED has executed this deed of appointment as a deed the day and year first above written.

Executed as a deed by:

EXPERT MASTER HOLDINGS LIMITED                      )

in the presence of:                                 )

                                                    )

____________________________________________________)

Address: ___________________________________________)

____________________________________________________)

Telephone: _________________________________________)

Fax: _______________________________________________)

Attention: _________________________________________)

                                     - 32 -

                                   SCHEDULE 4

                                     PART I

                    FORM OF LETTER OF RESIGNATION AND RELEASE

Date____________________

The Board of Directors

EASTAR GROUP HOLDINGS LIMITED

Codan Trust Company (Cayman) Limited

Cricket Square, Hutchins Drive, PO Box 2681

Grand Cayman KY1-1111

Cayman Islands

Dear Sirs,

RESIGNATION OF DIRECTOR

I hereby tender my resignation as a Director of the Company with effect from the date of this resignation letter.

I confirm that I have no claims or rights of action against the Company for compensation for loss of office.

Yours faithfully,

[DIRECTOR]

                                     - 33 -

                                     PART II

                         FORM OF LETTER OF AUTHORISATION

The Hongkong and Shanghai Banking Corporation Limited

Level 30, HSBC Main Building

1 Queen's Road Central

Hong Kong

Dear Sirs,

SHARE MORTGAGE BETWEEN EXPERT MASTER HOLDINGS LIMITED (AS CHARGOR), EASTAR GROUP
HOLDINGS LIMITED (AS THE COMPANY) AND THE HONGKONG AND SHANGHAI BANKING
CORPORATION LIMITED (AS THE SECURITY TRUSTEE) DATED 1 DECEMBER 2006 (AS AMENDED,
VARIED, NOVATED OR SUPPLEMENTED FROM TIME TO TIME, THE "SHARE MORTGAGE")

I refer to my executed but undated letter of resignation as director of EASTAR
GROUP HOLDINGS LIMITED provided in accordance with the Share Mortgage and I hereby authorise you to date the letter following the occurrence of an Event of
Default under the Share Mortgage.

Yours faithfully,

[DIRECTOR]

                                     - 34 -

                                   SCHEDULE 5

                    FORM OF UNDERTAKING TO REGISTER TRANSFERS

                          EASTAR GROUP HOLDINGS LIMITED

TO:

The Security Trustee (as defined in the Share Mortgage (as defined below)), which expression shall include its successors, assigns and transferees.

Dated: 1 December 2006

Dear Sirs

EASTAR GROUP HOLDINGS LIMITED

We refer to the bond trust deed and the note trust deed each dated 1 December
2006, as amended, varied, novated or supplemented from time to time, made between the Company, Piao Longhua, The Hongkong and Shanghai Banking Corporation
Limited as the Bond Trustee, Note Trustee and Security Trustee. We also refer to the share mortgage dated 1 December 2006 between Expert Master Holdings Limited as chargor (the "CHARGOR"), Eastar Group Holdings Limited and the Security
Trustee (as amended, varied, novated or supplemented from time to time, the
"SHARE MORTGAGE") whereby, inter alia, the Chargor granted a charge over the
Charged Property in favour of the Security Trustee.

Capitalised words and expressions used in this letter which are not expressly defined herein have the meanings ascribed to them in the Share Mortgage.

This letter of undertaking is given pursuant to clause 3.3(g) of the Share
Mortgage.

The Company hereby irrevocably and unconditionally undertakes to register in the
Company's register of members any and all share transfers to or by the Security
Trustee or its nominee in respect of any or all of the Shares submitted to the
Company by the Security Trustee.

EXECUTED AS A DEED by:

EASTAR GROUP HOLDINGS LIMITED                       )

in the presence of                                  )

                                                    )

____________________________________________________)

Address:____________________________________________)

____________________________________________________)

                                     - 35 -

Telephone: _________________________________________)

Fax: _______________________________________________)

Attention: _________________________________________)

                                     - 36 -

IN WITNESS WHEREOF the parties hereto have caused this Share Mortgage to be duly executed as a deed the day and year first before written.

EXECUTED AS A DEED by:

EXPERT MASTER HOLDINGS LIMITED                      )

in the presence of                                  )

/s/      (Seal)                                     )
----------------------------------------------------

Address: No.38 Zhujiang Road, Waxi High &           )
         -------------------------------------------

New Technology Industrial Development Zing, China   )
----------------------------------------------------

Telephone: 86-510-85225533-3004                     )
           -----------------------------------------

Fax: 86-510-85218960                                )
     -----------------------------------------------

Attention: _________________________________________)

EXECUTED AS A DEED by:

EASTAR GROUP HOLDINGS LIMITED                       )

in the presence of                                  )

/s/      (Seal)                                     )
----------------------------------------------------

Address: No.38 Zhujiang Road, Waxi High &           )
         -------------------------------------------

New Technology Industrial Development Zing, China   )
----------------------------------------------------

Telephone: 86-510-85225533-3004                     )
           -----------------------------------------

Fax: 86-510-85218960                                )
     -----------------------------------------------

Attention: _________________________________________)

                                      - 37-

EXECUTED AS A DEED                   )

by the Security Trustee              )

in the presence of:                  )   Per: /s/
                                             -----------------
                                     )        Eva T W Tam
                                              3266
/s/                                  )
-------------------------------------

Witness

Address: The Hong Kong and Shanghai Banking Corporation Limited, Level 30, HSBC
         Main Building, 1 Queens Road Central, Hong Kong

Telephone: N/A

Fax: +852 2801 5586

Attention: Corporate Trust and Loan Agency

EXECUTED AS A DEED                   )

by the Bond Trustee                  )

in the presence of:                  )   Per: /s/
                                             -----------------
                                     )        Eva T W Tam
                                              3266
/s/                                  )
-------------------------------------
Witness

Address: The Hong Kong and Shanghai Banking Corporation Limited, Level 30, HSBC
         Main Building, 1 Queens Road Central, Hong Kong

Telephone: N/A

Fax: +852 2801 5586

Attention: Corporate Trust and Loan Agency

                                     - 38 -

EXECUTED AS A DEED                   )

by the Note Trustee                  )

in the presence of:                  )   Per: /s/
                                             ------------------
                                     )        Eva T W Tam
                                              3266
/s/                                  )
-------------------------------------

Witness

Address: The Hong Kong and Shanghai Banking Corporation Limited, Level 30, HSBC
         Main Building, 1 Queens Road Central, Hong Kong

Telephone: N/A

Fax: +852 2801 5586

Attention: Corporate Trust and Loan Agency

#227506

                                     - 39 -

                         EXPERT MASTER HOLDINGS LIMITED

                                  AS "CHARGOR"

                          EASTAR GROUP HOLDINGS LIMITED

                                AS THE "COMPANY"

                            THE HONGKONG AND SHANGHAI

                           BANKING CORPORATION LIMITED

                            AS THE "SECURITY TRUSTEE"

                            THE HONGKONG AND SHANGHAI

                           BANKING CORPORATION LIMITED

                              AS THE "BOND TRUSTEE"

                                       AND

                            THE HONGKONG AND SHANGHAI

                           BANKING CORPORATION LIMITED

                              AS THE "NOTE TRUSTEE"

                  ---------------------------------------------

              FIRST AMENDMENT TO THE FIRST PRIORITY SHARE MORTGAGE

                             IN RESPECT OF SHARES OF

                          EASTAR GROUP HOLDINGS LIMITED

                              DATED AUGUST 23, 2007

                  ---------------------------------------------

THIS FIRST AMENDMENT TO THE SHARE MORTGAGE (the "AMENDMENT") is made on August
23, 2007

BETWEEN:

(1)      Expert Master Holdings Limited (the "CHARGOR");

(2)      Eastar Group Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands with company number CT-177618 (the
         "COMPANY");

(3)      The Hongkong and Shanghai Banking Corporation Limited as security trustee for the Bond Trustee and the Note Trustee (the "SECURITY
         TRUSTEE" which expression shall include any person for the time being appointed as Security Trustee for the purpose of, and in accordance with, the Bonds and the Notes);

(4)      The Hongkong and Shanghai Banking Corporation Limited as trustee for the holders of the Bonds (the "BOND TRUSTEE"); and

(5)      The Hongkong and Shanghai Banking Corporation Limited as trustee for the holders of the Notes (the "NOTE TRUSTEE").

WHEREAS:

(A)      The parties have entered into a first priority share mortgage in respect of shares of the Company on 1 December 2006 (the "SHARE
         MORTGAGE");

(B)      The Company will increase its share capital and offer share incentives to certain of its employees and directors and other eligible persons;

(C)      The Noteholders and Bondholders agreed to amend the Note Trust Deed and the Bond Trust Deed to allow the issuance of share incentives to certain of its employees and directors of the Company and other eligible persons pursuant to the Company's share incentive plan; and

(D)      The amendments to the Note Trust Deed and the Bond Trust Deed may
         affect the obligations of the Chargor and the rights of the Security
         Trustee under the Share Mortgage.

NOW THIS FIRST AMENDMENT TO THE SHARE MORTGAGE WITNESSETH  as follows:

1.       INTERPRETATION

         In this Amendment, unless the context otherwise requires, words and expressions defined in the Bond Trust Deed and the Note Trust Deed shall have the same meaning when used in this Amendment.

2.       AMENDMENT TO CLAUSE 5.3(D) OF THE SHARE MORTGAGE

         Paragraph (d) of Clause 5.3 of the Share Mortgage shall be deleted and replaced with the following:

         "(d)     any amendment, variation, or supplement to or waiver under the
                  Bonds, the Bond Trust Deed, the Notes or the Note Trust Deed,
                  or any other document or security, except for such amendment, variation, or supplement to or waiver under the Bonds, the
                  Bond Trust Deed, the Notes or the Note Trust Deed approved by an Extraordinary Resolution of the Bondholders and the
                  Noteholders;"

3.       APPLICATION OF THE SHARE MORTGAGE

         The provisions of Clauses 13 (Expenses), 14 (Notices) and 15
         (Assignments) of the Share Mortgage shall apply to this Amendment mutatis mutandis.

4.       SHARE MORTGAGE

         Except as expressly amended herein, the Share Mortgage remains in full force and effect.

5.       LAW AND JURISDICTION

5.1      GOVERNING LAW

         This Amendment is governed by and shall be construed in accordance with
         Cayman Islands law.

5.2      CAYMAN ISLAND COURTS

         The courts of the Cayman Islands have jurisdiction to settle any disputes (a "DISPUTE") arising out of, or connected with this Amendment
         (including a dispute regarding the existence, validity or termination of this Amendment or the consequences of its nullity) and each of the
         Chargor and the Company irrevocably submits to the jurisdiction of such courts. Each of the Chargor and the Company

         agrees that the process by which any proceedings in the Cayman Islands are begun may be served on it by being delivered to the Chargor at the address specified in Clause 14 of the Share Mortgage.

5.3      CONVENIENT FORUM

         The Parties agree that the courts of the Cayman Islands are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

5.4      NON-EXCLUSIVE JURISDICTION

         This Clause 5 (Law and Jurisdiction) is for the benefit of the Security
         Trustee only. As a result and notwithstanding Clause 5.2 (Cayman Island
         Courts), it does not prevent the Security Trustee from taking proceedings relating to a Dispute in any other courts with jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

6.       COUNTERPARTS

         This Amendment may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

                            (Signature page follows)

IN WITNESS WHEREOF for the parties hereto have caused this Amendment to be duly executed as a deed the day and year first before written.

EXECUTED AS A DEED by:

EXPERT MASTER HOLDINGS LIMITED
In the presence of
/s/

Address:

Telephone:
Fax:
Attention:

EXECUTED AS A DEED by:

EASTAR GROUP HOLDINGS LIMITED
In the presence of
/s/

Address: 1 Queens Road
         Central, Hong Kong

Telephone: +8522822131319
Fax: +85228015586
Attention:

EXECUTED AS A DEED by:

THE HONG KONG AND SHANGHAI BANKING  CORPORATION LIMITED
as Security Trustee
In the presence of                             Per: /s/ Eva T W Tam
                                                    -----------------------
                                                        3266

Witness /s/ Eric KK Cheng
                   028267

Address: 1 Queen's Road,
         Central, Hong Kong

Telephone: +852 28221319
Fax: +852 28015586
Attention:

EXECUTED AS A DEED by:

THE HONG KONG AND SHANGHAI BANKING  CORPORATION LIMITED
as Bond Trustee
In the presence of                             Per: /s/ Eva T W Tam
/s/ Eva Twtam                                       -----------------------
                                                        3266

Witness /s/ Eric KK Cheng
                   028267

Address: 1 Queen's Road,
         Central, Hong Kong

Telephone: +852 28221319
Fax: +852 28015586
Attention:

EXECUTED AS A DEED by:

THE HONG KONG AND SHANGHAI BANKING  CORPORATION LIMITED
as Note Trustee
In the presence of                             Per: /s/ Eva T W Tam
                                                     -----------------------
                                                        3266

Witness /s/ Eric KK Cheng
                   028267

Address: 1 Queen's Road,
         Central, Hong Kong

Telephone: +852 28221319
Fax: +852 28015586
Attention: